A Message to Variable Life Policyowners


There were significant increases in the Stock Markets in both 1995 and 1996. In 1996, the Dow Jones Industrial Average increased 26.0% in value and the Standard & Poor's 500 Index increased by 20.3%. Both the Dow Jones Industrial Average and the S&P 500 are unmanaged indices.

The yield on the 30 year Treasury Bond has increased recently, so that at the end of January, 1997 it was approximately 7%. Short term rates, as measured by the 3 month Treasury Bill, are yielding 5.4% now, which is slightly ahead of a year ago.

The U.S. Gross Domestic Product for 1996 increased approximately 3% while inflation remains low with the Consumer Price Index increasing by 3.3% in 1996.

The Variable Life Insurance Policies which are the subject of this report are distributed by Washington Square Securities, Inc. ("WSSI"), 20 Washington Avenue South, Minneapolis, Minnesota 55401, (612) 372-5507. WSSI, a registered broker-dealer, is an affiliated company of United Services Life Insurance Company, the issuer of your insurance policy.

The Stock Account. At December 31, 1996, the invested assets were allocated 99% to 57 different stock positions with the remainder in a high quality money market fund. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

The Money Market Account. On December 31, 1996, this portfolio held 22 different issues of the highest quality commercial paper with maturities ranging from 1 week to 2 months.

The Investment Grade Bond Account. Bonds represented 93% of investable funds on December 31, 1996, with the remainder in a high quality money market fund. The portfolio was comprised of 22 bond issues, with scheduled maturities ranging from 21 months to 29 years.

The Asset Allocation Account. At December 31, 1996, invested assets were allocated 52% to common stocks, 43% to bonds, with the remainder in a high quality money market fund. There were 57 different common stock issues in the portfolio and 46 different bond positions.

The Outlook. For 1997, we expect economic growth to continue near the trend rate and continuing moderate inflation with interest rates remaining near current levels. At the time of this report, macroeconomic indicators are showing mixed signs. While the business expansion has been underway for almost six years, it is likely to be sustained throughout 1997. Nevertheless, profits are expected to grow albeit at a slower rate than in the past few years.

Beginning on page 8, there appears a report of the USLICO Series Fund whose portfolios support the separate account assets. Total return charts for the Fund's Portfolios are presented at pages 8, 9 and 10.


                           Respectfully,




                           James G. Cochran
                           Executive Vice President & Chief Operating Officer United Services Life Insurance Company

                  United Services Variable Life Separate Account I
                        Statement of Assets and Liabilities
                               December 31, 1996

                                                                    Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Assets:
 Investments in USLICO Series
    Fund Portfolios (see below)              $ 12,131,671 $    896,750 $  1,583,910 $  9,167,328 $ 23,779,659

 Policy loans                                   1,125,760       31,894       61,412      971,029    2,190,095
                                              ------------ ------------ ------------ ------------ ------------
       Total assets                            13,257,431      928,644    1,645,322   10,138,357   25,969,754
                                              ------------ ------------ ------------ ------------ ------------
Liabilities:
  Net accrued for policy related
     transactions due to United Services          122,684       29,984       29,935      263,258      445,861

 Amounts payable to United Services               500,000      500,000    1,000,000    1,000,000    3,000,000
                                              ------------ ------------ ------------ ------------ ------------
       Total liabilities                          622,684      529,984    1,029,935    1,263,258    3,445,861
                                              ------------ ------------ ------------ ------------ ------------
Net assets - for variable life
  insurance policies                         $ 12,634,747 $    398,660 $    615,387 $  8,875,099 $ 22,523,893
                                              ============ ============ ============ ============ ============

Investments basis data:
    Shares Owned                                  915,298      896,750      157,999      773,517
    Cost                                     $ 10,654,626 $    896,750 $  1,591,574 $  8,467,956




See accompanying notes to financial statements.

                         United Services Variable Life Separate Account I
                        Statement of Operations and Changes in Net Assets
                             For the Year Ended December 31, 1996

                                                                  Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $  1,836,120 $     41,740 $    103,953 $  1,035,126 $  3,016,939
  Expenses:
    Mortality and expense risk charges             55,043        4,418        8,163       43,547      111,171
                                              ------------ ------------ ------------ ------------ ------------
Net investment income                           1,781,077       37,322       95,790      991,579    2,905,768

Net unrealized gains (losses) on investments      294,373       -           (58,811)     (63,063)     172,499
Net realized gains (losses) on investments         24,719       -            (2,780)      31,574       53,513
                                              ------------ ------------ ------------ ------------ ------------
  Net increase in net assets
      resulting from operations                 2,100,169       37,322       34,199      960,090    3,131,780

From policy related transactions:

  Transfers in for net premiums                 2,161,365       65,422      122,208    1,505,397    3,854,392

  Transfers between sub-accounts                   82,991       18,175       (8,109)     (93,057)      -

  Transfers for withdrawal/surrender             (970,016)     (32,441)     (51,900)    (631,537)  (1,685,894)

Transfer of investment and operating
  results to United Services                     (629,492)     (40,011)     (48,912)    (503,559)  (1,221,974)
                                              ------------ ------------ ------------ ------------ ------------
         Net increase in net assets             2,745,017       48,467       47,486    1,237,334    4,078,304

Net assets, beginning of year                   9,889,730      350,193      567,901    7,637,765   18,445,589
                                              ------------ ------------ ------------ ------------ ------------
Net assets, end of year                      $ 12,634,747 $    398,660 $    615,387 $  8,875,099 $ 22,523,893
                                              ============ ============ ============ ============ ============

See accompanying notes to financial statements.

                           United Services Variable Life Separate Account I
                          Statement of Operations and Changes in Net Assets
                                For the Year Ended December 31, 1995

                                                                  Sub-accounts
                                                 Common       Money                   Asset        Total
                                                 Stock       Market       Bond      Allocation  Sub-accounts
                                              ------------ ----------- ----------- ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    773,916 $    44,333 $   113,147 $    601,962 $  1,533,358
  Expenses:
    Mortality and expense risk charges             42,408       4,107       7,774       37,042       91,331
                                              ------------ ----------- ----------- ------------ ------------
Net investment income                             731,508      40,226     105,373      564,920    1,442,027

Net unrealized gains on investments             1,525,750       -         143,843    1,041,894    2,711,487
                                              ------------ ----------- ----------- ------------ ------------
  Net increase in net assets
      resulting from operations                 2,257,258      40,226     249,216    1,606,814    4,153,514

From policy related transactions:

  Transfers in for net premiums                 2,416,679      80,799     134,182    1,611,417    4,243,077

  Transfers between sub-accounts                   45,432         765      (4,381)     (41,816)      -

  Transfers for withdrawal/surrender             (673,087)    (18,794)    (50,148)    (456,120)  (1,198,149)

Transfer of investment and operating
  results to United Services                     (707,369)    (42,571)   (204,522)    (664,682)  (1,619,144)
                                              ------------ ----------- ----------- ------------ ------------
       Net increase in net assets               3,338,913      60,425     124,347    2,055,613    5,579,298

Net assets, beginning of year                   6,550,817     289,768     443,554    5,582,152   12,866,291
                                              ------------ ----------- ----------- ------------ ------------
Net assets, end of year                      $  9,889,730 $   350,193 $   567,901 $  7,637,765 $ 18,445,589
                                              ============ =========== =========== ============ ============

See accompanying notes to financial statements.


                            United Services Variable Life Separate Account I
                            Statement of Operations and Changes in Net Assets
                                For the Year Ended December 31, 1994

                                                                   Sub-accounts
                                                 Common       Money                   Asset        Total
                                                 Stock       Market       Bond      Allocation  Sub-accounts
                                              ------------ ----------- ----------- ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    647,551 $    27,856 $    96,078 $    508,504 $  1,279,989
  Expenses:
    Mortality and expense risk charges             27,595       3,905       6,811       29,072       67,383
                                              ------------ ----------- ----------- ------------ ------------
Net investment income                             619,956      23,951      89,267      479,432    1,212,606

Net unrealized losses on investments             (567,185)      -        (148,552)    (613,343)  (1,329,080)

Net realized losses on investments                 -            -          (1,102)      -            (1,102)
                                              ------------ ----------- ----------- ------------ ------------
  Net increase(decrease) in net assets
      resulting from operations                    52,771      23,951     (60,387)    (133,911)    (117,576)

From policy related transactions:

  Transfers in for net premiums                 2,726,193      81,620     179,120    1,807,099    4,794,032

  Transfers between sub-accounts                   35,026      (2,071)     (7,924)     (25,031)      -

  Transfers for withdrawal/surrender             (500,524)    (25,040)    (33,843)    (383,399)    (942,806)

Transfer of investment and operating
  results from(to) United Services               (516,446)    (34,383)     12,786     (399,941)    (937,984)
                                              ------------ ----------- ----------- ------------ ------------
      Net increase in net assets                1,797,020      44,077      89,752      864,817    2,795,666

Net assets, beginning of year                   4,753,797     245,691     353,802    4,717,335   10,070,625
                                              ------------ ----------- ----------- ------------ ------------
Net assets, end of year                      $  6,550,817 $   289,768 $   443,554 $  5,582,152 $ 12,866,291
                                              ============ =========== =========== ============ ============


See accompanying notes to financial statements.

United Services Variable Life Separate Account I -
Notes to Financial Statements -  December 31, 1996

(1) Organization - United Services Variable Life Separate Account I ("Separate Account I") was established by United Services Life Insurance Company ("United Services") in 1986 under the insurance laws of the Commonwealth of Virginia. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by United Services. The assets of Separate Account I and its sub-accounts are the property of United Services. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business United Services may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in United Services' general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In January 1995, United Services became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), a financial services company based in Minneapolis, Minnesota. Prior to that time United Services was a wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to United Services and other affiliates separate accounts.

(2)  Summary of Significant Accounting Policies
  (a) Valuation of Investments - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 1996, were:
		              		Cost of Shares  	 Proceeds from
 	Sub-account		     Acquired   	    Shares Sold
	Common Stock		   $ 1,836,120		     $  130,712
	Money Market		        41,740  	           945
	Bond			              103,953	    	    187,920
	Asset Allocation		 1,035,126    		    279,918
	Total           	$ 3,016,939      $   599,495
   (b) Security Transactions - Purchases and sales are recorded on the trade date.
  (c) Federal Income Taxes - United Services is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the sub-accounts are not separate entities from United Services, and their operations form a part of United Services, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to United Services.
  (d) Charges Deducted from Premiums - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (e) Amounts Payable to United Services - The amounts payable to United Services in each sub-account arises from the amount allocated from United Services to facilitate commencement of operations.
  (f) Dividends - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (g) Transfer of Investment and Operating Results from(to) United Services - The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to United Services. When investment and operating results are insufficient to meet reserve requirements, United Services transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $1,056,300, $963,600 and $948,400 for all sub-accounts for the years ended December 31, 1996, 1995 and 1994, respectively.

(3) Administration and Related Party Transactions - A daily charge is made by United Services against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that the insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by United Services.

ReliaStar Financial Marketing Corporation, a direct wholly-owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. Washington Square Advisers, Inc., previously known as Washington Square Capital, Inc., also a direct wholly-owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Newbold's Asset Management, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and United Services are also officers and directors of ReliaStar Financial Marketing Corporation, the Series Fund and Washington Square Advisers, Inc.

INDEPENDENT AUDITORS' REPORT


To United Services Life Insurance Company and United Services Variable Life Separate Account I Policyowners:

We have audited the accompanying statement of assets and liabilities of United Services Variable Life Separate Account I as of December 31, 1996, and the related statements of operations and changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the management of United Services Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of operations and changes in net assets for the year ended December 31, 1994 was audited by other auditors whose report dated February 2, 1995 expressed an unqualified opinion on the statement.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the United Services Variable Life Separate Account I as of December 31, 1996, and the results of its operations and changes in net assets for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP

Minneapolis, MN
January 31, 1997